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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 16, 2002

                        Price Communications Corporation
               (Exact Name of Registrant as Specified in Charter)


              New York                  1-8309          13-2991700
    (State or Other Jurisdiction     (Commission      (IRS Employer
          of Incorporation)          File Number)   Identification No.)


                              45 Rockefeller Plaza
                            New York, New York 10020
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 757-5600
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ITEM 9. REGULATION FD DISCLOSURE.

      On August 16, 2002, Price Communications Corporation (the "Registrant") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002. The certification by each of the Chief Executive Officer and Chief Financial Officer required pursuant to
Section 906 of the Sarbanes-Oxley Act accompanied such Quarterly Report. A copy of this certification is attached hereto as Exhibit 99.1.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 16, 2002

                                        PRICE COMMUNICATIONS CORPORATION


                                        By: /s/ Kim Pressman
                                            --------------------------
                                            Kim Pressman
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit 99.1 Certification of the Registrant's Chief Executive Officer
             and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act.


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